SEMIANNUAL REPORT February 28, 2001

LOGO: NUVEEN Investments

Municipal Closed-End Exchange-Traded Funds

Dependable, tax-free income to help you keep more of what you earn.



CALIFORNIA
NPC
NCL
NCU



INVEST WELL.

LOOK AHEAD.

LEAVE YOUR MARK.(SM)

2 PHOTOS.

Credit Quality
           HIGHLIGHTS As of February 28, 2001


    CONTENTS
  1 Dear Shareholder
  3 Portfolio Managers' Comments
  7 NPC Performance Overview
  8 NCL Performance Overview
  9 NCU Performance Overview
 10 Shareholder Meeting Report
 12 Portfolio of Investments
 20 Statement of Net Assets
 21 Statement of Operations
 22 Statement of Changes in Net Assets
 23 Notes to Financial Statements
 29 Financial Highlights
 32 Build Your Wealth Automatically
 33 Fund Information



NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. (NPC)

Insured                             82%
U.S. Guaranteed                     18%



NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. (NCL)
Insured                             92%
Insured and U.S. Guaranteed          5%
U.S. Guaranteed                      3%



NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND (NCU)
AAA/U.S. Guaranteed                 60%
AA                                   6%
A                                    9%
BBB                                  7%
NR                                  16%
Other                                2%


--------------------------------------------------------------------------------
COMPOUND YOUR WEALTH - AUTOMATICALLY
All Nuveen Municipal Closed-End ETFs let you reinvest dividends and capital gains directly into additional shares of your Fund. This is a great way to see your investment grow through the power of compounding.

For more information about Dividend Reinvestment, see the last page of this report or speak with your financial advisor.
--------------------------------------------------------------------------------

Photo of: Timothy R. Schwertfeger
Chairman of the Board



Sidebar text: "A WELL-BALANCED PORTFOLIO CAN HELP YOU REDUCE YOUR INVESTMENT RISKS."



Dear
   SHAREHOLDER

One of the primary goals of your Nuveen California Fund is to provide you with attractive, dependable income from a quality portfolio that is free from federal and California state income taxes. I am pleased to report that over the period covered by this report your Fund has continued to meet these objectives. I urge you to read the Portfolio Managers' Comments and Performance Overview pages included in this report, which provide more details about Fund results, how they were achieved, and how the Funds are trying to position themselves for the future.

The uncertain markets of this past reporting period also remind us of another important reason for investing in Nuveen Funds. In times such as these, your Nuveen Fund can help bring a measure of diversification to your overall portfolio and serve as a useful counterbalance to other holdings. A well-balanced portfolio can help you reduce your investment risks and provide one of the keys to strong long-term performance.


Invest Well. Look Ahead. Leave Your Mark.
At Nuveen, we believe that investors should focus not only on investments that can help them accumulate wealth, but also on the plans and services that can help preserve that wealth and pass it along to future generations. This long-term perspective is an integral part of our portfolio management strategies, our insistence on quality, and our desire to provide investments that can withstand the test of time.

In establishing a program tailored to your needs, the sound ongoing advice and disciplined focus provided by a trusted financial advisor can be an invaluable resource, enabling you

Sidebar text:

"IN ESTABLISHING A PROGRAM TAILORED TO YOUR NEEDS, THE SOUND ONGOING ADVICE AND DISCIPLINED FOCUS PROVIDED BY A TRUSTED FINANCIAL ADVISOR CAN BE AN INVALUABLE RESOURCE."



to make wise investment decisions and build a program that can result in a lasting legacy.

For more than a century, Nuveen has offered quality investments to those who recognize and embrace the need for building, preserving and managing wealth. All of us at Nuveen are dedicated to working with you and your financial advisor to provide the services, products, perspectives, and solutions that can help you meet your personal and family financial goals, now and for years to come. We thank you for your continued confidence.

Sincerely,



/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

April 16, 2001

Nuveen California Premium Income Closed-End Exchange-Traded Funds
NPC, NCL, NCU

Portfolio Managers'
              COMMENTS

Portfolio managers Mike Davern and Bill Fitzgerald review national and state economic conditions, key investment strategies, and the recent performance of the Nuveen California Premium Income Closed-End Exchange-Traded Funds. Mike has managed NPC and NCL since 1998, and Bill assumed portfolio management responsibility for NCU in 1998.


WHAT MAJOR FACTORS AFFECTED THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?
The major factor affecting the national economy and the fixed-income markets has been the Federal Reserve's interest rate policy. During the last half of 2000, the Fed maintained the federal funds target rate at 6.50%, the highest level in almost a decade. As evidence grew that the economy was beginning to slow, the Fed announced two 50 basis point interest rate cuts in January 2001. (Following the close of the period covered in this report, the Fed moved to cut rates by an additional 50 basis points on March 20, bringing the federal funds rate to 5.00%.)


The consensus among many market observers is that the Fed may continue to ease as long as signs of a significant economic slowdown remain.

In the municipal market, indications of economic slowing and a relatively tight supply of new issues helped many bonds perform well. For the 12 months ended February 28, 2001, new issuance of municipal bonds totaled approximately $211 billion nationwide, down 2% from the previous 12-month period (March 1999 through February 2000). Some of the tightness in supply stemmed from higher rate concerns during much of this period, which made it less attractive for many issuers to offer bonds. In addition, generally favorable economic conditions in most cities and states over the past decade enabled many issuers to use pay-as-you-go funding for necessary projects, rather than financing obtained through new issuance.

At the same time, demand for municipal bonds continued to be strong from individual investors looking for diversification, income, and an alternative to a volatile stock market. As a result, municipal bond prices were generally higher, and yields were correspondingly lower, at the end of February 2001 than they were 12 months earlier. Even at current prices, we believe municipals continue to represent good value. As of February 28, 2001, long-term municipal yields were 103% of 30-year Treasury yields, compared with 101% in February 2000 and the historical average of 86% for the period 1986-1999.


WHAT ABOUT THE OVERALL ECONOMIC AND MARKET ENVIRONMENT IN CALIFORNIA?
New municipal supply in California remained tight throughout 2000. However, the Fed's January 2001 interest rate cuts created a more favorable environment for refundings, which helped to boost municipal issuance in the state. In January and February 2001, new issuance in California totaled $4.6 billion, up 156% over the first two months of 2000 and nearly three times the 57% increase in national municipal supply over this period. We anticipate a continued strong pattern of California new issue supply, as well as growth in the number of issuers that use the California market to raise funds. We think this will be driven in part by refundings and in part by the slowing economy, which will decrease tax revenues and create a greater need for municipalities to borrow.



Given California's high marginal income tax rate, demand from individual investors continued to be very strong over the past 12 months. We expect this strong demand to continue, especially as investors look for ways to rebalance their holdings and reduce overall portfolio risk.



Looking at the economic environment, California's growth continued to outpace the U.S. averages over the past 12 months. While volatility in the technology sector and lower infusions of venture capital pose serious downside risks for the California economy going forward, steady job growth in economic sectors continued and overall unemployment in the state remained below the national average.


HOW DO YOU THINK THE STATE'S ENERGY PROBLEMS WILL AFFECT THE CALIFORNIA ECONOMY? Currently, a main focus of attention in California is the state's energy situation and its two largest investor-owned utilities, Pacific Gas & Electric Company and Southern California Edison. By early 2001, adequate energy supply was a day-to-day worry, PG&E and SoCalEd had amassed more than $14 billion of debt, and the state had spent about half of its $8.5 billion budget surplus for electricity.


(In late March, after the close of the Funds' reporting period, California authorities approved an immediate increase of up to 46% in electric rates for PG&E and SoCalEd. In addition, plans were announced to issue $14 billion of revenue bonds in May to fund future power purchases. Despite these efforts, PG&E filed for bankruptcy protection in early April and California's overall energy picture remained cloudy at the time this report was prepared.)


Given California's energy situation, it is important to note that all three major rating agencies - Moody's Investor Services, Standard & Poor's, and Fitch
- have maintained their credit ratings for California's general obligation bonds at Aa2/AA/AA, respectively. As of the printing of this report, both Moody's and Fitch also have maintained their state economic outlooks at stable, with Fitch specifically citing California's favorable economy and financial operations. S&P has placed the state on credit watch, which often is a first step to a possible rating change. We continue to watch the unfolding situation carefully and are prepared to act quickly to protect the best interests of Fund shareholders.



DID THIS ENERGY SITUATION HAVE ANY IMPACT ON THE NUVEEN CALIFORNIA CLOSED-END EXCHANGE-TRADED FUNDS?
None of the Funds covered in this report hold bonds backed by PG&E. NPC, NCL and NCU all hold some bonds backed by SoCalEd, but since these bonds are insured we have few concerns about the continued timely payment of interest and principal. As of mid-April, we had seen no impact on the Funds' NAVs or share prices as a result of these SoCalEd holdings. As noted, we will continue to monitor the situation very carefully and take any appropriate actions in a timely fashion to help protect Fund shareholders.



HOW DID THE NUVEEN CALIFORNIA PREMIUM INCOME FUNDS PERFORM OVER THE TWELVE MONTHS ENDED FEBRUARY 28, 2001?
For the twelve months ended February 28, 2001, the Nuveen California Premium Income Closed-End Exchange-Traded Funds produced total returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the appropriate Lehman Brothers California Tax-Exempt Bond Index1 and Lipper California Peer Group2 are also presented.



                                                           LEHMAN         LIPPER
                                                       CALIFORNIA     CALIFORNIA
                                   TOTAL RETURN              BOND           FUND
                    MARKET YIELD         ON NAV     TOTAL RETURN1       AVERAGE2
--------------------------------------------------------------------------------
                                         1 YEAR            1 YEAR         1 YEAR
                            TAXABLE-      ENDED             ENDED          ENDED
               2/28/01   EQUIVALENT3    2/28/01           2/28/01        2/28/01
--------------------------------------------------------------------------------
NPC              5.53%         8.85%     17.93%            13.64%         16.61%
--------------------------------------------------------------------------------
NCL              5.41%         8.66%     17.77%            13.64%         16.61%
--------------------------------------------------------------------------------
NCU              5.49%         8.78%     17.32%            12.69%         16.70%
--------------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.


In early 2000, as the Fed's interest rate hikes pushed yields higher, municipal bond prices took a corresponding drop. Over the summer, however, the tight supply of new municipal issues and generally favorable technical conditions helped prompt a shift in market outlook, leading to a rally in the municipal market and boosting the prices of many bonds. The Funds' participation in the recovery of the municipal market is reflected in the total returns on NAV listed in the previous table, which show substantial improvement over the performance results presented in the Funds' annual report for the period ended August 31, 2000.

During the 12 months ended February 28, 2001, the yield on the Bond Buyer 25 Revenue Bond Index fell from 6.26% to 5.47%. In this environment of falling yields (and rising bond values), funds with longer durations4 would be expected to perform well. As of February 28, 2001, the durations of the insured NPC and NCL were 11.53 and 9.65, respectively, compared with 8.73 for the Lehman Brothers California Insured Tax-Exempt Bond Index. NCU's duration was 12.06, which compares with 7.97 for the unleveraged Lehman California Tax-Exempt Bond Index.


1 The performances of NPC and NCL are compared with that of the Lehman Brothers California Insured Tax-Exempt Bond Index, an unleveraged index comprising a broad range of insured California municipal bonds, and NCU's performance is compared with that of the Lehman California Tax-Exempt Bond Index, an unleveraged index comprising a broad range of investment-grade California municipal bonds. Results for the Lehman indexes do not reflect any expenses.

2 The total returns of NPC and NCL are compared with the average annualized return of the 10 funds in the Lipper California Insured Municipal Debt Funds category, and NCU's total return is compared with the average annualized return of the 19 funds in the Lipper California Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a combined federal and state income tax rate of 37.5%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. References to duration in this commentary are intended to indicate Fund duration, unless otherwise noted.

WERE THE FUNDS' DIVIDENDS AFFECTED BY THE MARKET ENVIRONMENT?
Changes in the interest rate environment over the past 12 months had an impact on the dividends of all three Nuveen California Premium Income Funds. Each of these Funds uses leverage as a way to potentially enhance the dividends paid to common shareholders. The extent of this benefit is tied in part to the short-term rates that the Funds pay their MuniPreferred shareholders. When short-term rates rise, the Funds must pay out more income to preferred shareholders, decreasing the amount of income available for common shareholders. As the Federal Reserve raised short-term rates between June 1999 and May 2000, these increases had a corresponding impact on short-term municipal rates. The increase in short-term municipal rates was sufficient to cause a decrease in the common share dividend of each of these Funds in June 2000. Despite these dividend adjustments, the Nuveen California Premium Income Funds continued to provide competitive market yields, as shown in the earlier table.


Recently, the Fed's interest rate cuts has contributed to a steepening of the slope in the municipal yield curve. The lower rates offered by municipal securities with shorter maturities could potentially have beneficial effects on the dividend stability of these leveraged Funds by reducing the amount the Funds pay their MuniPreferred shareholders. However, this benefit could be offset to some degree by the effect of bond calls on the higher-yielding bonds held by these portfolios. The level of short-term rates, the amount and timing of bond calls, and the interest rates at which we can reinvest the proceeds of any calls all will influence the dividends of the Nuveen California Premium Income Funds over the next twelve months.


WHAT ABOUT THE FUNDS' SHARE PRICE PERFORMANCE?
During the first half of 2000, uncertainties about interest rates, along with investors' focus on equity market performance, tended to dampen interest in most fixed-income products. The lack of demand put pressure on the prices of many municipal bond investments. However, as the bond market recovered and the stock market continued to be volatile, many investors again appeared to be considering tax-free fixed-income alternatives. As a result, the share prices of these Funds improved in late 2000 and early 2001 (see the charts on the individual Performance Overview pages).


As investors recognized this opportunity, robust demand for the Nuveen California Premium Income Funds caused the discounts (share price below NAV) on NPC and NCL to narrow, and the premium (share price above NAV) on NCU widened over the twelve months ended February 28, 2001. Since the market prices of NPC and NCL continue to be below the actual value of the bonds in their portfolios, shareholders may want to consider taking advantage of this opportunity to add to their holdings of these Nuveen Funds.


WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN CALIFORNIA PREMIUM INCOME FUNDS DURING THE TWELVE MONTHS ENDED FEBRUARY 28, 2001?
Despite a slow start, the twelve months ended February 28, 2001, turned out to be generally positive for municipal bonds. Given this positive market environment and the tight supply of new issuance during most of this period, we found relatively fewer opportunities to make trades that we believed would substantially enhance the Funds' holdings. Guiding the transactions we did make were the desire to strengthen long-term dividend-paying capabilities, enhance call protection, and purchase bonds with the potential to add value and diversification to the Funds' portfolios.


Because the California economy is so large and diverse, in many ways it behaves like a national economy. This means it has a wide variety of industry sectors that, at any given time, may be in or out of favor with the market. One of the ways we sought to add value was by closely watching market cycles within the state, assessing sector opportunities and issuance from a macroeconomic perspective, and trying to stay ahead of the opportunity curve. For example, during the twelve months ended February 28, 2001, NPC added to its holdings of insured general obligation bonds issued by the state of California in order to take advantage of attractive prices and yields brought on by the evolving energy situation. While state resources may be under pressure for some time, we believe California will come through this crisis on a sound financial footing, and these insured bonds offered excellent value to the portfolio.

Looking at NCL as well as NPC, both Funds benefited during the reporting period from their holdings in the water and sewer sector. This area, which represented one of the largest concentrations for both funds, was among the top performers in the California market over the past twelve months.

In NCU, the transportation sector provided several opportunities to purchase higher-rated bonds from issuers such as the Airport Commission of the city and county of San Francisco - San Francisco International Airport, which further enhanced the credit quality of the Fund. In addition, because transportation bonds are among the most frequently traded issues in the California marketplace, they provide a high degree of liquidity that enables us to stay fully invested, yet positioned to take advantage of opportunities as they arose.

NCU also continued to offer excellent credit quality, with 66% of the Fund's assets invested in bonds rated AAA/U.S. guaranteed and AA as of February 28, 2001. In addition, the Fund had a 23% allocation of BBB and non-rated bonds, which generally provided higher yields during 2000. These lower-rated bonds also helped NCU's total return performance as credit spreads narrowed in January and February 2001. Both NPC and NCL are 100% invested in insured and/or U.S. guaranteed bonds, which means that credit quality is not an issue.

WHAT IS YOUR OUTLOOK FOR THE NUVEEN CALIFORNIA PREMIUM INCOME FUNDS?
In general, our outlook for the fixed-income markets over the next year is positive. Current projections call for continued strong demand for municipal bonds. Although we are seeing the pace of refundings pick up as interest rates decline, new municipal issuance nationwide in 2001 is expected to remain around $200 billion. Thus, supply and demand dynamics should continue to provide support for the municipal market and municipal bond prices. We will, of course, continue to closely monitor the economy, the progress of federal income tax reduction proposals and any further actions by the Federal Reserve in order to be prepared to respond appropriately to any developing situations.

Looking specifically at the Nuveen Funds, all offer excellent levels of call protection for the remainder of 2001, with call exposures of less than 2% in NPC and NCL and approximately 7% in NCU. In 2002, NCL and NCU will continue to offer low levels of call exposure. However, NPC, which reaches its 10th anniversary in November 2002, is entering the part a period when call exposure typically increases. During 2002, this Fund could see approximately 16% of its portfolio affected by bond calls, depending on market interest rates during that time. We will continue to work to reduce this exposure and foresee no problems in managing these positions.


While we cannot control the direction of interest rates, we will continue to work to reduce the Funds' call exposure and to actively manage the Funds to mitigate the longer-term effects of the bond call process. These strategies include selling bonds with short call dates and pre-refunded bonds with short maturities. At the present time, we anticipate holding older bonds with higher yields until six months to a year before their call dates and then selling these bonds and reinvesting the proceeds in the longer end of the primary market. In this way, we can keep the principal gains achieved over the past 12 months while maximizing tax-exempt income.

In addition to bond calls, we plan to continue to focus on keeping the Funds fully invested and working for shareholders and on strengthening the Funds' dividend-payment capabilities as market conditions allow. As value-oriented investors, we will continue to look for areas of the market that can add value for our shareholders. We believe the Nuveen California Premium Income Funds will continue to serve as a dependable source of tax-free income and portfolio diversification, two essential elements of a comprehensive investment strategy.

Nuveen Insured California Premium Income Municipal Fund, Inc.

Performance
   OVERVIEW As of February 28, 2001


NPC

PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                               11/92
--------------------------------------------------
Share Price                                 $15.07
--------------------------------------------------
Net Asset Value                             $15.54
--------------------------------------------------
Market Yield                                 5.53%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.01%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.85%
--------------------------------------------------
Fund Net Assets ($000)                    $144,836
--------------------------------------------------
Average Effective Maturity (Years)           20.54
--------------------------------------------------
Leverage-Adjusted Duration                   11.53
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        18.42%        17.93%
--------------------------------------------------
5-Year                         7.80%         5.92%
--------------------------------------------------
Since Inception                5.91%         6.93%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Tax Obligation/Limited                         19%
--------------------------------------------------
U.S.Guaranteed                                 18%
--------------------------------------------------
Water and Sewer                                17%
--------------------------------------------------
Tax Obligation/General                         13%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------


BAR CHART:
2000-2001 Monthly Tax-Free Dividends Per Share2

3/00     0.0715
4/00     0.0715
5/00     0.0715
6/00     0.0695
7/00     0.0695
8/00     0.0695
9/00     0.0695
10/00    0.0695
11/00    0.0695
12/00    0.0695
1/01     0.0695
2/01     0.0695




LINE CHART:
Share Price Performance
3/03/00   13.38
          13.5
          14.13
          14.31
          14.13
          13.88
          13.69
          13.88
          14.19
          14.13
          14.13
          13.94
          13.94
          14
          14
          14.13
          14.25
          14.5
          14.44
          14.5
          14.38
          14.44
          14.69
          14.75
          14.69
          14.63
          14.63
          14.94
          14.75
          14.69
          14.56
          14.56
          14.38
          14.06
          14.19
          14.56
          14.25
          14.44
          14.44
          14.31
          14.44
          14.5
          14.75
          14.75
          15.19
          15.38
          15.25
          15.3
          15.02
          15.2
2/28/01   15.2

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2000 of $0.0222 per share.

Nuveen Insured California Premium Income Municipal Fund 2, Inc.

Performance
   OVERVIEW As of February 28, 2001



NCL


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                                3/93
--------------------------------------------------
Share Price                                 $14.30
--------------------------------------------------
Net Asset Value                             $14.53
--------------------------------------------------
Market Yield                                 5.41%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.84%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.66%
--------------------------------------------------
Fund Net Assets ($000)                    $278,587
--------------------------------------------------
Average Effective Maturity (Years)           18.99
--------------------------------------------------
Leverage-Adjusted Duration                    9.65
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        21.17%        17.77%
--------------------------------------------------
5-Year                         8.48%         6.70%
--------------------------------------------------
Since Inception                5.24%         6.11%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Tax Obligation/Limited                         43%
--------------------------------------------------
Tax Obligation/General                         11%
--------------------------------------------------
Water and Sewer                                 8%
--------------------------------------------------
U.S.Guaranteed                                  8%
--------------------------------------------------
Utilities                                       7%
--------------------------------------------------


BAR CHART:
2000-2001 Monthly Tax-Free Dividends Per Share2
3/00      0.065
4/00      0.065
5/00      0.065
6/00      0.0645
7/00      0.0645
8/00      0.0645
9/00      0.0645
10/00     0.0645
11/00     0.0645
12/00     0.0645
1/01      0.0645
2/01      0.0645


LINE CHART:
Share Price Performance
3/03/00   12.44
          12.06
          12.25
          12.38
          12.88
          13.19
          13.25
          13.25
          13.25
          13.06
          12.81
          12.56
          12.75
          12.81
          12.88
          12.88
          12.81
          13.13
          13.38
          13.5
          13.38
          13.38
          13.69
          13.63
          13.69
          13.75
          13.94
          14
          13.88
          13.75
          13.75
          13.38
          13.31
          13.38
          13.25
          13.25
          13.31
          13.13
          13.25
          13.19
          13.38
          13.69
          13.81
          14
          14.69
          14.88
          14.56
          14.67
          14.51
          14.45
2/28/01   14.35



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2000 of $0.0012 per share.

Nuveen California Premium Income Municipal Fund

Performance
   OVERVIEW As of February 28, 2001


NCU

PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                                6/93
--------------------------------------------------
Share Price                                    $14
--------------------------------------------------
Net Asset Value                             $13.70
--------------------------------------------------
Market Yield                                 5.49%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.96%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.78%
--------------------------------------------------
Fund Net Assets ($000)                    $122,036
--------------------------------------------------
Average Effective Maturity (Years)           17.81
--------------------------------------------------
Leverage-Adjusted Duration                   12.06
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        19.00%        17.32%
--------------------------------------------------
5-Year                         8.59%         6.58%
--------------------------------------------------
Since Inception                5.15%         5.56%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Tax Obligation/Limited                         23%
--------------------------------------------------
Healthcare                                     16%
--------------------------------------------------
Tax Obligation/General                         14%
--------------------------------------------------
Housing Multifamily                            13%
--------------------------------------------------
U.S.Guaranteed                                 10%
--------------------------------------------------

BAR CHART:
2000-2001 Monthly Tax-Free Dividends Per Share2
3/00      0.067
4/00      0.067
5/00      0.067
6/00      0.064
7/00      0.064
8/00      0.064
9/00      0.064
10/00     0.064
11/00     0.064
12/00     0.064
1/01      0.064
2/01      0.064



LINE CHART:
Share Price Performance
3/03/00   12.44
          12.44
          12.44
          12.44
          12.63
          12.69
          12.56
          12.38
          12.38
          12.25
          12.38
          12.31
          12.19
          12.5
          12.56
          12.56
          12.69
          12.75
          13
          13.06
          13
          13
          13.13
          13.13
          13.19
          13.19
          13.31
          13.38
          13.31
          13.13
          13.19
          13
          12.88
          12.5
          12.5
          12.81
          12.94
          12.81
          12.94
          13.06
          13
          13.06
          13.19
          13.69
          13.88
          13.94
          14.06
          14.08
          13.97
          14
2/28/01   14

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2000 of $0.0151 per share.


Shareholder
           MEETING REPORT

The annual shareholder meeting was held in Chicago, Illinois on November 16, 2000.

                                                                               NPC                               NCL
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE DIRECTORS WAS REACHED AS FOLLOWS:
                                                                                  Preferred                  Preferred     Preferred
                                                                       Common        Shares        Common       Shares        Shares
                                                                       Shares      Series-T        Shares     Series-T     Series-TH
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                                                              5,825,019         1,795    11,667,530        1,887         1,891
   Withhold                                                            70,821             1        67,106            1            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                            5,895,840         1,796    11,734,636        1,888         1,891
------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown
   For                                                              5,824,219         1,795    11,667,530        1,887         1,891
   Withhold                                                            71,621             1        67,106            1            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                            5,895,840         1,796    11,734,636        1,888         1,891
------------------------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri
   For                                                              5,821,244         1,795    11,667,530        1,887         1,891
   Withhold                                                            74,596             1        67,106            1            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                            5,895,840         1,796    11,734,636        1,888         1,891
------------------------------------------------------------------------------------------------------------------------------------
Peter R. Sawers
   For                                                              5,822,844         1,795    11,666,772        1,887         1,891
   Withhold                                                            72,996             1        67,864            1            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                            5,895,840         1,796    11,734,636        1,888         1,891
------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale
   For                                                              5,821,744         1,795    11,665,201        1,887         1,891
   Withhold                                                            74,096             1        69,435            1            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                            5,895,840         1,796    11,734,636        1,888         1,891
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider
   For                                                                     --         1,795            --        1,887         1,891
   Withhold                                                                --             1            --            1            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                   --         1,796            --        1,888         1,891
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger
   For                                                                     --         1,795            --        1,887         1,891
   Withhold                                                                --             1            --            1            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                   --         1,796            --        1,888         1,891
------------------------------------------------------------------------------------------------------------------------------------
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                                              5,800,663         1,795    11,614,171        1,886         1,891
   Against                                                             24,221            --        31,561            2            --
   Abstain                                                             70,956             1        88,904           --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                            5,895,840         1,796    11,734,636        1,888         1,891
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                        NCU
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE TRUSTEES WAS REACHED AS FOLLOWS:
                                                                                                                           Preferred
                                                                                                                Common        Shares
                                                                                                                Shares      Series-M
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                                                                                                       5,458,279         1,710
   Withhold                                                                                                     45,218            10
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                     5,503,497         1,720
------------------------------------------------------------------------------------------------------------------------------------
 Lawrence H. Brown
   For                                                                                                       5,459,506         1,710
   Withhold                                                                                                     43,991            10
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                     5,503,497         1,720
------------------------------------------------------------------------------------------------------------------------------------
 Anne E. Impellizzeri
   For                                                                                                       5,459,409         1,709
   Withhold                                                                                                     44,088            11
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                     5,503,497         1,720
------------------------------------------------------------------------------------------------------------------------------------
 Peter R. Sawers
   For                                                                                                       5,459,117         1,710
   Withhold                                                                                                     44,380            10
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                     5,503,497         1,720
------------------------------------------------------------------------------------------------------------------------------------
 Judith M. Stockdale
   For                                                                                                       5,457,943         1,709
   Withhold                                                                                                     45,554            11
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                     5,503,497         1,720
------------------------------------------------------------------------------------------------------------------------------------
 William J. Schneider
   For                                                                                                              --         1,710
   Withhold                                                                                                         --            10
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                            --         1,720
------------------------------------------------------------------------------------------------------------------------------------
 Timothy R. Schwertfeger
   For                                                                                                              --         1,710
   Withhold                                                                                                         --            10
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                            --         1,720
------------------------------------------------------------------------------------------------------------------------------------
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                                                                                       5,422,929         1,706
   Against                                                                                                      22,097            --
   Abstain                                                                                                      58,471            14
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                     5,503,497         1,720
------------------------------------------------------------------------------------------------------------------------------------


                            Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC)
                            Portfolio of
                                       INVESTMENTS February 28, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS -- 2.1%
$       1,000   California Educational Facilities Authority, Revenue Bonds (University     11/08 at 101          Aaa   $     987,240
                 of the Pacific), Series 1998, 5.000%, 11/01/23

        2,000   California Educational Facilities Authority, Revenue Bonds (Santa Clara     9/06 at 102          AAA       2,106,360
                 University), Series 1996, 5.750%, 9/01/26

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 9.5%
        3,000   California Health Facilities Financing Authority, Insured Revenue Bonds     8/08 at 101          AAA       3,057,870
                  (Sutter Health), Series 1998A, 5.375%, 8/15/30

                California Statewide Communities Development Authority, Sutter Health
                Obligated Group, Certificates of Participation:
        1,500    5.500%, 8/15/19                                                            8/09 at 101          AAA       1,565,745
        4,000    6.125%, 8/15/22                                                            8/02 at 102          AAA       4,150,400

        4,800   The Regents of the University of California, Hospital Revenue Bonds         7/06 at 101          AAA       5,018,352
                 (UC Davis Medical Center), Series 1996,  5.750%, 7/01/24

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.1%
        1,000   ABAG Finance Authority for Nonprofit Corporations, Multifamily              9/09 at 100          AAA       1,037,210
                 Housing Revenue Bonds (Civic Center Drive Apartments Project),
                 1999 Series A, 5.800%, 9/01/20 (Alternative Minimum Tax)

        3,650   California Housing Finance Agency, Multi-Unit Rental Housing                2/03 at 102          Aa2       3,746,433
                 Revenue Bonds, Series 1992A-II, 6.625%, 2/01/24 (Alternative
                 Minimum Tax)

        4,000   The City of Los Angeles, California, Tax-Exempt Mortgage Revenue            7/02 at 102          AAA       4,082,760
                 Refunding Bonds, Series 1993A (FHA-Insured Mortgage Loans -
                 Section 8 Assisted Projects), 6.300%, 1/01/25

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 6.4%
        1,920   California Housing Finance Agency, Single Family Mortgage Bonds II,         2/07 at 102          AAA       2,026,291
                 1997 Series A-1, 6.000%, 8/01/20 (Alternative Minimum Tax)

                California Housing Finance Agency, Home Mortgage Revenue Bonds,
                Series 1998E:
        2,690    5.150%, 8/01/19                                                        2/09 at 101 1/2          AAA       2,701,083
        1,500    5.250%, 2/01/33 (Alternative Minimum Tax)                              2/09 at 101 1/2          AAA       1,479,360

        3,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,             8/08 at 101          AAA       3,044,400
                 Series 1998Q, 5.050%, 8/01/17

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 13.2%
                State of California, Various Purpose General Obligation Bonds:
        7,995    5.750%, 3/01/22                                                            3/10 at 101          AAA       8,551,692
        2,000    5.750%, 3/01/27                                                            3/10 at 101          AAA       2,130,280
        1,000    5.250%, 9/01/30 (DD, settling 3/02/01)                                     9/10 at 100          AAA       1,009,310

        1,225   Fresno Unified School District (Fresno County, California), 1998 General    2/13 at 103          AAA       1,454,271
                 Obligation Refunding Bonds, Series A, 6.550%, 8/01/20

        2,000   Los Angeles Unified School District, California, General Obligation         7/08 at 102          AAA       1,985,980
                 Bonds, 1997 Series A, 5.000%, 7/01/21

          500   Los Angeles Unified School District, California, General Obligation         7/10 at 100          AAA         512,885
                 Bonds, Election of 1997, 2000 Series D, 5.375%, 7/01/25

        3,000   Pomona Unified School District, General Obligation Refunding Bonds,         8/11 at 103          AAA       3,481,410
                 Series 1997-A, 6.500%, 8/01/19

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 18.7%
        4,000   Anaheim Public Financing Authority, Subordinate Lease Revenue              No Opt. Call          AAA       1,262,280
                 Bonds (Anaheim Public Improvements Project), 1997 Series C,
                 0.000%, 9/01/22

        2,000   State Public Works Board of California, Lease Revenue Bonds (California    11/09 at 101          AAA       2,134,140
                 Department of Health Services), 1999 Series A (Richmond Laboratory
                 Project), 5.750%, 11/01/24

        4,000   Los Angeles County Metropolitan Transportation Authority, California,       7/03 at 100          AAA       3,951,960
                 Proposition A Sales Tax Revenue Refunding Bonds, Series 1993-A,
                 5.000%, 7/01/21

        4,000   Norco Redevelopment Agency, 1992 Refunding Tax Allocation Bonds             3/02 at 102          AAA       4,174,240
                 (Norco Redevelopment Project Area No. One), 6.250%, 3/01/19

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)
$         750   Puerto Rico Highway and Transportation Authority, Transportation            7/10 at 101          AAA   $     811,508
                 Revenue Bonds, Series B, 5.875%, 7/01/35

        2,135   City of San Buenaventura, California, 1993 Refunding Certificates           1/03 at 100          AAA       2,164,463
                 of Participation (Capital Improvements Project), 5.500%, 1/01/17

        9,500   Redevelopment Agency of the City of San Jose, Tax Allocation Bonds          2/04 at 102          AAA       8,955,175
                 (Merged Area Redevelopment Project), Series 1993, 4.750%, 8/01/24

        3,600   Santa Clara County Financing Authority, Lease Revenue Bonds (VMC           11/07 at 102          AAA       3,564,432
                 Facility Replacement Project), 1994 Series A, 5.000%, 11/15/22

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 1.1%
        1,545   Airports Commission of the City and County of San Francisco,                5/03 at 102          AAA       1,615,514
                 California, San Francisco International Airport, Second Series
                 Refunding Revenue Bonds, Issue 4, 6.200%, 5/01/20 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 18.2%
        6,000   Huntington Park Redevelopment Agency, Single Family Residential            No Opt. Call          AAA       8,196,240
                 Mortgage Revenue Refunding Bonds, 1986 Series A, 8.000%, 12/01/19

        5,135   Community Redevelopment Agency of the City of Palmdale, California,        No Opt. Call          AAA       6,861,901
                 Single Family Mortgage Revenue Bonds, Series 1986A Restructured,
                 8.000%, 3/01/16 (Alternative Minimum Tax)

        6,220   County of Riverside, California, Single Family Mortgage Revenue            No Opt. Call          AAA       9,145,950
                 Bonds (GNMA Mortgage-Backed Securities Program), Issue A
                 of 1987, 9.000%, 5/01/21 (Alternative Minimum Tax)

        1,485   City of San Jose, California, Single Family Mortgage Revenue               No Opt. Call          AAA       2,210,170
                 Bonds, 1985 Series A, 9.500%, 10/01/13

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.0%
        4,000   California Pollution Control Financing Authority, Pollution Control        12/02 at 102          AAA       4,075,920
                 Revenue Bonds (Southern California Edison Company), 1992 Series B,
                 6.400%, 12/01/24 (Alternative Minimum Tax)

        4,000   City of Chula Vista, Industrial Development Revenue Bonds (San             12/02 at 102          AA-       3,970,120
                 Diego Gas and Electric Company), 1992 Series A,
                 6.400%, 12/01/27 (Alternative Minimum Tax)

        2,000   Sacramento Municipal Utility District, California, Electric Revenue         8/02 at 100          AAA       2,041,400
                 Refunding Bonds, 1992 Series A, 5.750%, 8/15/13

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 16.9%
        2,000   Cucamonga County Water District (San Bernardino County, California),        9/01 at 102          AAA       2,067,320
                 Certificates of Participation (1992 Water Facilities Refinancing),
                 6.300%, 9/01/12

        1,000   Cucamonga County Water District, California, Certificates of                9/11 at 101          AAA         992,310
                 Participation, 2000 Water Shares Purchase, 5.125%, 9/01/35
                 (WI, settling 3/06/01)

        1,000   East Bay Municipal Utility District (Alameda and Contra Costa               6/08 at 101          AAA         934,880
                 Counties, California), Water System Subordinated Revenue
                 Bonds, Series 1998, 4.750%, 6/01/28

        7,000   The City of Los Angeles, California, Wastewater System Revenue             11/03 at 102          AAA       6,727,630
                 Bonds, Series 1993D, 4.700%, 11/01/19

        3,400   Public Facilities Financing Authority of the City of San Diego,             5/07 at 101          AAA       3,450,694
                 California, Sewer Revenue Bonds, Series 1997A, 5.250%, 5/15/22

        1,390   City of Santa Monica, Wastewater Enterprise Revenue Bonds                   1/04 at 102          AAA       1,372,305
                 (Hyperion Project), 1993 Refunding Series, 4.500%, 1/01/15

        5,000   Wheeler Ridge-Maricopa Water Storage District (Kern County,                11/06 at 102          AAA       5,391,900
                 California), 1996 Water Refunding Bonds, 5.700%, 11/01/15

        3,425   City of Woodland (Yolo County, California), Certificates of                 3/03 at 100          AAA       3,471,990
                 Participation (1992 Wastewater System Refunding Project),
                 5.500%, 3/01/18
------------------------------------------------------------------------------------------------------------------------------------
$     136,365   Total Investments (cost $130,485,439) - 99.2%                                                            143,673,774
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.8%                                                                       1,162,467
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 144,836,241
                ====================================================================================================================

                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

               (DD) Security purchased on a delayed delivery basis.

               (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                            Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL)

                            Portfolio of
                                       INVESTMENTS February 28, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 5.3%

                California Educational Facilities Authority, Revenue Bonds (Santa Clara
                University), Series 1996:
$       2,400    5.750%, 9/01/21                                                            9/06 at 102          AAA   $   2,538,432
        3,000    5.750%, 9/01/26                                                            9/06 at 102          AAA       3,159,540

        2,000   California Educational Facilities Authority, Revenue Bonds (University     11/10 at 100          Aaa       2,165,500
                 of the Pacific), Series 2000, 5.875%, 11/01/20

                California Infrastructure and Economic Development Bank, Revenue
                Bonds (Asian Art Museum of San Francisco Project), Series 2000:
        1,295    5.500%, 6/01/19                                                            6/10 at 101          AAA       1,358,960
        1,000    5.500%, 6/01/20                                                            6/10 at 101          AAA       1,045,590
        2,500    5.250%, 6/01/30                                                            6/07 at 101          AAA       2,513,925

        1,900   The Regents of the University of California, University of California      11/03 at 102          AAA       1,955,366
                 Housing System Revenue Bonds, Series A, 5.500%, 11/01/18


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 4.2%

        2,000   California Health Facilities Financing Authority, Revenue Bonds             6/08 at 102          AAA       1,952,820
                 (Kaiser Permanente), Series 1998A, 5.000%, 6/01/24

        1,450   California Health Facilities Financing Authority, Insured Health            7/06 at 102          AAA       1,596,494
                 Facility Refunding Revenue Bonds (Mark Twain/St. Joseph's
                 Healthcare), 1996 Series A, 6.000%, 7/01/19

        5,000   California Health Facilities Financing Authority, Insured Health            7/06 at 102          AAA       5,353,350
                 Facility Refunding Revenue Bonds (Catholic Healthcare West),
                 1996 Series A, 6.000%, 7/01/25

        2,500   City of Oakland, California, Insured Revenue Bonds (1800 Harrison           1/10 at 100          AAA       2,707,350
                 Foundation - Kaiser Permanente), Series 1999A, 6.000%, 1/01/29


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.4%

                ABAG Finance Authority for Nonprofit Corporations, Multifamily
                Housing Revenue Bonds (Civic Center Drive Apartments Project),
                1999 Series A:
        4,000    5.800%, 9/01/20 (Alternative Minimum Tax)                                  9/09 at 100          AAA       4,148,840
        1,370    5.875%, 3/01/32 (Alternative Minimum Tax)                                  9/09 at 100          AAA       1,407,333

        4,085   The Community Redevelopment Agency of the City of Los Angeles,              6/05 at 105          AAA       4,511,311
                 California, Multifamily Housing Revenue Refunding Bonds (Angelus
                 Plaza Project), 1995 Series A, 7.400%, 6/15/10

        7,400   Housing Authority of the County of Santa Cruz, Tax-Exempt                   5/03 at 102          Aaa       7,627,772
                 Multifamily Housing Revenue Refunding Bonds (GNMA
                 Collateralized - Meadowview Apartments), Series 1993A,
                 6.125%, 5/20/28


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.1%

        5,115   California Housing Finance Agency, Single Family Mortgage               8/07 at 101 1/2          AAA       5,287,989
                 Bonds II, 1997 Series C-2, 5.625%, 8/01/20 (Alternative
                 Minimum Tax)

        1,395   California Housing Finance Agency, Home Mortgage Revenue                    2/06 at 102          AAA       1,461,932
                 Bonds, 1996 Series E, 6.150%, 8/01/25 (Alternative Minimum Tax)

        2,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,             2/09 at 101          AAA       1,982,400
                 Series 1998N, 5.250%, 8/01/29

       15,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,          2/09 at 32 1/8          AAA       2,682,750
                 Series 1999B, 0.000%, 2/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 11.3%

        1,460   ABC Unified School District (Los Angeles County, California),               8/10 at 101          AAA       1,605,518
                 General Obligation Bonds, Election of 1997, Series B,
                 5.750%, 8/01/16

          485   State of California, General Obligation Veterans Welfare Bonds,            12/03 at 102          AAA         489,089
                 Series 1997BH, 5.500%, 12/01/24 (Alternative Minimum Tax)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL (continued)

                State of California, Various Purpose General Obligation Bonds:
$       7,995    5.750%, 3/01/22                                                            3/10 at 101          AAA   $   8,551,692
        2,500    5.500%, 9/01/24                                                            9/09 at 101          AAA       2,592,700
        2,000    5.750%, 3/01/27                                                            3/10 at 101          AAA       2,130,280
        1,000    5.250%, 9/01/30 (DD, settling 3/02/01)                                     9/10 at 100          AAA       1,009,310

        2,575   Calipatria Unified School District (Imperial County, California),           8/06 at 102          AAA       2,781,283
                 General Obligation Bonds, 1996 Series A, 5.625%, 8/01/13

        3,000   Escondido Union High School District (San Diego County, California),       11/06 at 102          AAA       3,289,110
                 General Obligation Bonds, Election of 1996, 5.700%, 11/01/10

        1,500   Hacienda La Puente Unified School District (Los Angeles County,             8/10 at 101          AAA       1,520,985
                 California), General Obligation Bonds, Election of 2000,
                 Series A, 5.250%, 8/01/25

        1,750   Lake Tahoe Unified School District (El Dorado County, California),          8/09 at 100          AAA       1,771,910
                 General Obligation Bonds, Election of 1999, Series A,
                 5.250%, 8/01/24

        2,000   Los Angeles Unified School District, California, General Obligation         7/08 at 102          AAA       1,985,980
                 Bonds, 1997 Series A, 5.000%, 7/01/21

        4,950   Murrieta Valley Unified School District (Riverside County, California)     No Opt. Call          AAA       1,661,319
                 General Obligation Bonds, 1998 Series A, 0.000%, 9/01/21

        1,850   Sacramento City Unified School District (Sacramento County, California),    7/09 at 102          Aaa       2,009,766
                 General Obligation Bonds, 2000 Series A, 5.750%, 7/01/18


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 42.8%

        3,705   Alameda County Public Facilities Corporation, California,                   9/06 at 102          AAA       3,990,915
                 Certificates of Participation (1991 Financing Project),
                 6.000%, 9/01/21

        6,985   County of Alameda, California, 1993 Refunding Certificates                 12/03 at 102          AAA       7,482,542
                 of Participation (Santa Rita Jail Project), 5.700%, 12/01/14

                Anaheim Public Financing Authority, Subordinate Lease Revenue
                Bonds (Anaheim Public Improvements Project), 1997 Series C:
        5,130    0.000%, 9/01/18                                                           No Opt. Call          AAA       2,068,724
        8,000    0.000%, 9/01/21                                                           No Opt. Call          AAA       2,674,320
        1,500    0.000%, 9/01/22                                                           No Opt. Call          AAA         473,355

        1,800   California Public School District Financing Authority, Lease Revenue        9/06 at 102          AAA       1,936,170
                 Bonds (Richgrove Elementary School District Projects),
                 Series 1996B, 5.800%, 9/01/16

        5,250   State Public Works Board of California, Lease Revenue Bonds                 1/06 at 100          AAA       5,299,823
                 (Department of Corrections), 1996 Series A (California Substance
                 Abuse Treatment Facility and State Prison at Corcoran and
                 Corcoran II), 5.250%, 1/01/21

        3,450   State Public Works Board of California, Lease Revenue Bonds                11/09 at 101          AAA       3,681,391
                 (California Department of Health Services), 1999 Series A
                 (Richmond Laboratory Project), 5.750%, 11/01/24

        5,000   Community Redevelopment Agency of the City of Compton,                      8/05 at 102          AAA       5,606,700
                 California, Refunding Tax Allocation Bonds (Compton Redevelopment
                 Project), Series 1995A (Project Tax Revenues, Subventions and
                 Housing Tax Revenues), 6.500%, 8/01/13

        4,000   County of Contra Costa, California, Certificates of Participation          11/07 at 102          AAA       4,137,640
                 (Merrithew Memorial Hospital Replacement Project), Refunding
                 Series of 1997, 5.500%, 11/01/22

        3,000   Galt Schools Joint Powers Authority (Sacramento County,                    11/07 at 102          AAA       3,220,890
                 California), 1997 Refunding Revenue Bonds (High School and
                 Elementary School Facilities), Series A, 5.875%, 11/01/24

        5,000   Kern County Board of Education, California, Refunding Certificates          5/08 at 102          AAA       5,019,550
                 of Participation, 1998 Series A, 5.200%, 5/01/28

        5,000   La Quinta Redevelopment Agency, California, Tax Allocation                  9/07 at 102          AAA       5,011,900
                 Refunding Bonds (La Quinta Redevelopment Project Area No. 1),
                 Series 1998, 5.200%, 9/01/28

        2,500   Lancaster Housing Authority, California, Lease Refunding Revenue            4/08 at 102          AAA       2,381,475
                 Bonds (Brierwood Mobilehome Park Project), Issue of 1999,
                 5.000%, 4/01/24

        3,865   Los Angeles County Metropolitan Transportation Authority,                   7/10 at 101          AAA       3,909,332
                 California, Proposition C Sales Tax Revenue Bonds, Second Senior
                 Lien Series 2000A, 5.250%, 7/01/30


                      Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL) (continued)
                                    Portfolio of INVESTMENTS February 28, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       3,585   Los Angeles County Transportation Commission, California, Sales             7/01 at 102          AAA   $   3,691,797
                 Tax Revenue Refunding Bonds, Series 1991-B, 6.500%, 7/01/13

        2,060   Menifee Union School District (Riverside County, California),               9/06 at 102          AAA       2,226,118
                 Certificates of Participation (1996 School Project), 6.125%, 9/01/24

        2,690   Norwalk Community Facilities Financing Authority (Los Angeles               9/05 at 102          AAA       2,909,047
                 County, California), Tax Allocation Refunding Revenue Bonds,
                 1995 Series A, 6.000%, 9/01/15

        4,000   Oakland State Building Authority, Lease Revenue Bonds                       4/08 at 101          AAA       3,949,760
                 (Elihu M. Harris State Office Building), 1998 Series A, 5.000%, 4/01/23

        2,000   Poway Redevelopment Agency, Tax Allocation Refunding Bonds                 12/10 at 102          AAA       2,138,740
                 (Paguay Redevelopment Project), Series 2000, 5.750%, 6/15/33

        3,000   Puerto Rico Highway and Transportation Authority, Highway Revenue       7/03 at 101 1/2          AAA       2,978,400
                 Bonds, Series X, 5.000%, 7/01/22

        1,500   Puerto Rico Highway and Transportation Authority, Transportation            7/10 at 101          AAA       1,623,015
                 Revenue Bonds, Series B, 5.875%, 7/01/35

        9,000   City of Redlands, California, Certificates of Participation (1993           9/03 at 102          AAA       9,405,990
                 Refunding of 1986 and 1987 Projects), 5.800%, 9/01/17

        5,000   San Bernardino Joint Powers Financing Authority, California,                9/09 at 102          AAA       5,233,650
                 Refunding Certificates of Participation (Police Station, SouthValle
                 Refundings and 201 Building Projects), 5.500%, 9/01/20

        3,500   San Francisco Bay Area Rapid Transit District, California, Sales Tax        7/09 at 101          AAA       3,619,315
                 Revenue Bonds, Series 1999, 5.500%, 7/01/34

        1,930   Santa Margarita/Dana Point Authority, Orange County, California,           No Opt. Call          AAA       2,215,293
                 Revenue Bonds (1994 Improvement Districts Nos. 1, 2, 2A and 8
                 General Obligation Bond Refinancing), Series A, 7.250%, 8/01/05

                South Orange County Public Financing Authority, California,
                Special Tax Revenue Bonds, 1994 Series C (Foothill Area):
        3,000    8.000%, 8/15/08                                                           No Opt. Call          AAA       3,777,630
        6,830    8.000%, 8/15/09                                                           No Opt. Call          AAA       8,755,309

        3,855   Redevelopment Agency of the City of Suisun (County of Solano,              10/03 at 102          AAA       4,024,312
                 California), 1993 Tax Allocation Refunding Bonds (Suisun City
                 Redevelopment Project), 5.900%, 10/01/23

        5,450   Visalia Public Finance Authority, California, Refunding Certificates       12/06 at 102          AAA       5,560,308
                 of Participation (Motor Vehicle License Fee Enhancement),
                 Series 1996A, 5.375%, 12/01/26

        2,400   Yorba Linda Redevelopment Agency (Orange County, California),              No Opt. Call          AAA         546,072
                 1998 Tax Allocation Parity Refunding Bonds (Yorba Linda
                 Redevelopment Project), Series A, 0.000%, 9/01/28


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 2.3%

        6,500   Foothill/Eastern Transportation Corridor Agency, California,            1/10 at 65 5/16          AAA       2,587,910
                 Toll Road Refunding Revenue Bonds, Series 1999, 0.000%, 1/15/18

        3,750   City of San Jose, California, Airport Revenue Bonds, Series of 1993,        3/03 at 102          AAA       3,842,625
                 5.700%, 3/01/18 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 7.5%

        3,000   Central Unified School District (Fresno County, California), General        3/03 at 102          AAA       3,185,370
                 Obligation Bonds, Election of 1992, 5.625%, 3/01/18
                 (Pre-refunded to 3/01/03)

        4,320   County of Riverside, California, Single Family Mortgage                    No Opt. Call          AAA       6,071,501
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 Issue B of 1987, 8.625%, 5/01/16 (Alternative Minimum Tax)

        9,000   Airports Commission of the City and County of San Francisco,                5/04 at 101          AAA       9,803,610
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 8B, 6.100%, 5/01/20 (Pre-refunded to 5/01/04)

        1,570   City of Torrance, Floating Rate Demand Hospital Revenue Bonds              12/05 at 100          AAA       1,703,780
                 (Little Company of Mary Hospital), 1985 Series A, 7.100%, 12/01/15
                 (Pre-refunded to 12/01/05)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 7.0%

$       3,740   California Pollution Control Financing Authority, Pollution Control         9/09 at 101          AAA   $   3,750,360
                 Refunding Revenue Bonds (Southern California Edison Company),
                 1999 Series C, 5.450%, 9/01/29

        3,215   Modesto Irrigation District Financing Authority, Refunding Revenue         10/06 at 102          AAA       3,516,953
                 Bonds, Series A,  6.000%, 10/01/15

        1,790   Sacramento City Financing Authority, California, 1999 Capital              12/09 at 102          AAA       1,936,547
                 Improvement Revenue Bonds (Solid Waste and Redevelopment
                 Projects), 5.800%, 12/01/19

        3,500   Sacramento Municipal Utility District, California, Electric Revenue         8/06 at 102          AAA       3,638,005
                 Bonds, 1996 Series J, 5.600%, 8/15/24

        6,650   Turlock Irrigation District, California, Revenue Refunding Bonds,           7/02 at 100          AAA       6,736,251
                 Series 1992-A, 5.750%, 1/01/18


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.2%

        3,530   Castaic Lake Water Agency, California, Refunding Revenue                   No Opt. Call          AAA       4,036,555
                 Certificates of Participation (Water System Improvement
                 Projects), Series 1994A, 8.000%, 8/01/04

        2,975   Chino Basin Regional Financing Authority, Revenue Bonds                     8/04 at 102          AAA       3,220,021
                 (Chino Basin Municipal Water District Sewer System Project),
                 Series 1994, 6.000%, 8/01/16

        1,000   Cucamonga County Water District, California, Certificates                   9/11 at 101          AAA         992,310
                 of Participation, 2000 Water Shares Purchase, 5.125%, 9/01/35
                 (WI, settling 3/06/01)

        2,775   Pomona Public Financing Authority, California, 1999 Revenue                 5/09 at 101          AAA       2,878,785
                 Bonds (Water Facilities Project), Series AC, 5.500%, 5/01/29

        1,000   Sacramento County Sanitation Districts Financing Authority,                 6/10 at 101          AAA       1,049,200
                 Revenue Bonds (Sacramento Regional County Sanitation District),
                 Series 2000A, 5.500%, 12/01/20

        2,900   City and County of San Francisco, Sewer Revenue Refunding                  10/02 at 102          AAA       2,981,025
                 Bonds, Series 1992, 5.500%, 10/01/15

        2,000   South San Joaquin Irrigation District (San Joaquin County,                  1/03 at 102          AAA       2,068,640
                 California), 1993 Refunding Revenue Certificates of Participation
                 (1987 Project and 1992 Project), 5.500%, 1/01/15

        5,410   City of Tulare, California, 1996 Sewer Revenue Bonds, 5.750%, 11/15/21     11/06 at 102          AAA       5,728,700
------------------------------------------------------------------------------------------------------------------------------------
$     291,085   Total Investments (cost $259,682,835) - 99.1%                                                            276,134,227
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.9%                                                                       2,453,223
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 278,587,450
                ====================================================================================================================

                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

               (DD) Security purchased on a delayed delivery basis.

               (WI) Security purchased on a when-issued basis.


                                 See accompanying notes to financial statements.

                            Nuveen California Premium Income Municipal Fund (NCU)

                            Portfolio of
                                       INVESTMENTS February 28, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HEALTHCARE - 15.7%

$       5,150   California Health Facilities Financing Authority, Hospital Revenue          5/03 at 102         BBB+   $   4,964,600
                 Bonds (Downey Community Hospital), Series 1993, 5.750%, 5/15/15

        4,000   California Statewide Communities Development Authority, Hospital            8/02 at 102           A2       4,245,440
                 Revenue Certificates of Participation (Cedars-Sinai Medical Center),
                 Series 1992, 6.500%, 8/01/15

        8,100   California Statewide Community Development Authority, Revenue              No Opt. Call          AAA       8,062,740
                 Refunding Bonds (Sherman Oaks Project), Series 1998A,
                 5.000%, 8/01/22

        2,000   City of Loma Linda, California, Hospital Revenue Bonds (Loma               12/03 at 102          N/R       1,881,040
                 Linda University Medical Center Project), Series 1993-A,
                 6.000%, 12/01/06


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 13.1%

        2,000   California Statewide Communities Development Authority,                     7/08 at 101          BBB       2,007,180
                 Apartment Development Revenue Refunding Bonds (Irvine
                 Apartment Communities, L.P.), Series 1998A, 5.250%, 5/15/25
                 (Mandatory put 5/15/13)

        7,325   The Community Redevelopment Agency of the City of Los Angeles,              6/05 at 105          AAA       8,089,437
                 California, Multifamily Housing Revenue Refunding Bonds (Angelus
                 Plaza Project), 1995 Series A, 7.400%, 6/15/10

        3,935   City of Stanton, Multifamily Housing Revenue Bonds (Continental             8/07 at 102          AAA       4,091,259
                 Gardens Apartments), Series 1997, 5.625%, 8/01/29 (Alternative
                 Minimum Tax) (Mandatory put 8/01/09)

        2,000   City of Vista, California, Mobile Home Park Subordinate Revenue             3/09 at 102          N/R       1,807,520
                 Bonds (Vista Manor Mobile Home Park Project), Series 1999B,
                 5.750%, 3/15/29


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 7.9%

        3,580   California Housing Finance Agency, Single Family Mortgage Bonds II,         2/07 at 102          AAA       3,778,189
                 1997 Series A-1, 6.000%, 8/01/20 (Alternative Minimum Tax)

        1,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,             8/04 at 102           Aa       1,056,840
                 1994 Series A, 6.550%, 8/01/26

        1,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,             8/05 at 102          AAA       1,028,250
                 1994 Series F-3, 6.100%, 8/01/15 (Alternative Minimum Tax)

        2,000   California Housing Finance Agency, Home Mortgage Revenue                    2/07 at 102          AAA       2,134,840
                 Bonds, 1997 Series B, 6.000%, 8/01/16 (Alternative Minimum Tax)

        1,470   California Rural Home Mortgage Finance Authority, Single Family            No Opt. Call          AAA       1,698,894
                 Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                 1996 Series C, 7.500%, 8/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 14.2%

        4,000   State of California, General Obligation Veterans Welfare Bonds,             6/04 at 101           AA       3,887,560
                 Series BR, 5.300%, 12/01/29 (Alternative Minimum Tax)

        3,000   Pomona Unified School District, General Obligation Refunding                8/11 at 103          AAA       3,465,030
                 Bonds, Series 1997-A, 6.150%, 8/01/15

        6,500   Commonwealth of Puerto Rico, General Obligation Public                      7/10 at 100          AAA       6,977,750
                 Improvement Bonds of 2000, 5.750%, 7/01/21

        3,000   San Diego Unified School District, California, 2000 General Obligation      7/10 at 100          AAA       3,010,830
                 Bonds, Election of 1998, Series B, 5.125%, 7/01/22


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 23.1%

        4,500   Bonita Canyon Public Facilities Financing Authority, California,            3/01 at 103          N/R       4,129,065
                 Community Facilities District No. 98-1 Special Tax Bonds,
                 Series 1998, 5.375%, 9/01/28

        5,920   State Public Works Board of California, Lease Revenue Bonds                11/09 at 101          AAA       6,278,219
                 (Department of Veterans Affairs of the State of California, Southern
                 California Veterans Home - Chula Vista Facility), 1999
                 Series A, 5.600%, 11/01/19

        2,500   City of Carlsbad, California, Assessment District No. 96-1                  3/01 at 102          N/R       2,379,375
                 Limited Obligation Improvement Bonds (Rancho Carillo),
                 5.500%, 9/02/28

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)
$       1,000   Carson Redevelopment Agency, California, Redevelopment Project             10/03 at 102          BBB   $   1,044,910
                 Area No. 2, Refunding TaxAllocation Bonds, Series 1993,
                 5.875%, 10/01/09

        2,160   Community Redevelopment Financing Authority of the Community                6/03 at 102           BB       2,056,644
                 Redevelopment Agency of the City of Los Angeles, California, Grand
                 Central Square Multifamily Housing Bonds, 1993 Series A,
                 5.750%, 12/01/13 (Alternative Minimum Tax)

        1,000   Community Facilities District No. 88-1 of the City of Poway,                8/08 at 102          N/R       1,094,160
                 California (Parkway Business Center), Special Tax Refunding Bonds,
                 Series 1998, 6.500%, 8/15/09

        1,200   City of Richmond, Limited Obligation Refunding Improvement Bonds,           3/01 at 103          N/R       1,240,896
                 Reassessment District No. 855 (Atlas Road West and Interchange),
                 6.600%, 9/02/19

        6,200   Sacramento City Finance Authority, Lease Revenue Refunding Bonds,          No Opt. Call           A+       6,440,560
                 Series 1993B, 5.400%, 11/01/20

                San Marcos Public Facilities Authority, California, Refunding Revenue
                Bonds, Series 1998:
        1,500    5.800%, 9/01/18                                                            9/08 at 101          N/R       1,487,790
        2,000    5.800%, 9/01/27                                                            9/08 at 101          N/R       1,940,780

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.1%
        2,750   Airports Commission of the City and County of San Francisco,                5/04 at 102          AAA       2,981,165
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 5, 6.500%, 5/01/24 (Alternative Minimum Tax)

        2,000   Airports Commission of the City and County of San Francisco,                5/06 at 102          AAA       2,063,200
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 10A, 5.700%, 5/01/26 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 10.2%
        1,500   ABAG Finance Authority for Nonprofit Corporations, California,             No Opt. Call          AAA       1,547,460
                 Certificates of Participation (Stanford University Hospital),
                 Series 1993, 5.250%, 11/01/20

        3,200   State Public Works Board of the State of California, Lease                 10/04 at 102       AA-***       3,569,536
                 Revenue Bonds (The Trustees of the California State University),
                 1994 Series A (Various California State University Projects),
                 6.375%, 10/01/14 (Pre-refunded to 10/01/04)

        4,100   Imperial Irrigation District, California, Certificates of Participation    11/04 at 102          AAA       4,535,297
                 (1994 Electric System Project), 6.000%, 11/01/15 (Pre-refunded to 11/01/04)

        2,565   City of Torrance, Floating Rate Demand Hospital Revenue Bonds              12/05 at 100          AAA       2,783,564
                 (Little Company of Mary Hospital), 1985 Series A,
                 7.100%, 12/01/15 (Pre-refunded to 12/01/05)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 3.2%
        1,000   California Pollution Control Financing Authority, Pollution Control        12/02 at 102          AAA       1,018,980
                 Revenue Bonds (Southern California Edison Company),
                 1992 Series B, 6.400%, 12/01/24 (Alternative Minimum Tax)

        3,000   Merced Irrigation District, California, 2001 Electric System                9/05 at 102          N/R       2,890,860
                 Refunding Revenue Bonds (Electric System Project), 6.500%, 9/01/22

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 7.5%
        5,000   City of Culver, California, Wastewater Facilities Refunding                 9/09 at 102          AAA       5,305,650
                 Revenue Bonds, 1999 Series A, 5.700%, 9/01/29

        1,000   Eastern Municipal Water District (Riverside County, California),            7/01 at 101          AAA       1,017,500
                 Water and Sewer Revenue Refunding Certificates of Participation,
                 Series 1991A, 6.300%, 7/01/20

        1,750   The Metropolitan Water District of Southern California, Water               1/08 at 101           AA       1,686,912
                 Revenue Bonds (1997 Authorization), Series A, 5.000%, 7/01/37

        1,000   Sacramento County Sanitation Districts Financing Authority,                No Opt. Call           AA       1,133,300
                 Revenue Bonds (Sacramento Regional County Sanitation District),
                 Series 2000A, 5.750%, 12/01/09
------------------------------------------------------------------------------------------------------------------------------------
$     116,905   Total Investments (cost $116,779,899) - 99.0%                                                            120,813,222
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.0%                                                                       1,222,980
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 122,036,202
                ====================================================================================================================

               * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

               N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

Statement of
          NET ASSETS February 28, 2001 (Unaudited)

                                                                                         INSURED           INSURED
                                                                                      CALIFORNIA        CALIFORNIA       CALIFORNIA
                                                                                         PREMIUM           PREMIUM          PREMIUM
                                                                                          INCOME          INCOME 2           INCOME
                                                                                            (NPC)             (NCL)            (NCU)
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                                $143,673,774       $276,134,227    $120,813,222
Cash                                                                                   1,665,833          1,258,375             --
Receivables:
   Interest                                                                            2,091,673          4,245,278       1,761,789
   Investments sold                                                                           --                 --         723,677
Other assets                                                                              17,905             35,449             604
-----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                   147,449,185        281,673,329     123,299,292
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                                --                 --         698,805
Payable for investments purchased                                                      1,993,446          1,993,446           --
Accrued expenses:
  Management fees                                                                         72,279            138,177          60,909
  Other                                                                                   96,855            116,838         126,682
Preferred share dividends payable                                                          3,388             22,715           7,424
Common share dividends payable                                                           446,976            814,703         369,270
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                2,612,944          3,085,879       1,263,090
-----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                          $144,836,241       $278,587,450    $122,036,202
===================================================================================================================================
Preferred shares, at liquidation value                                              $ 45,000,000       $ 95,000,000    $ 43,000,000
===================================================================================================================================
Preferred shares outstanding                                                               1,800              3,800           1,720
===================================================================================================================================
Common shares outstanding                                                              6,425,832         12,631,158       5,770,142
===================================================================================================================================
Net asset value per Common share outstanding (net assets less
   Preferred shares at liquidation value,
   divided by Common shares outstanding)                                            $      15.54       $      14.53    $      13.70
===================================================================================================================================



                                 See accompanying notes to financial statements.


Statement of
          OPERATIONS Six Months Ended February 28, 2001 (Unaudited)
                                                                                           INSURED          INSURED
                                                                                        CALIFORNIA       CALIFORNIA      CALIFORNIA
                                                                                           PREMIUM          PREMIUM         PREMIUM
                                                                                            INCOME         INCOME 2          INCOME
                                                                                              (NPC)            (NCL)           (NCU)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                       $3,955,385      $ 7,486,837      $3,384,172
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                            460,985          875,991         389,041
Preferred shares - auction fees                                                             55,788          117,773          53,308
Preferred shares - dividend disbursing agent fees                                            4,959            9,917           4,959
Shareholders' servicing agent fees and expenses                                              4,687            6,933           3,318
Custodian's fees and expenses                                                               24,252           31,731          22,017
Directors'/Trustees' fees and expenses                                                         992            1,157             514
Professional fees                                                                            7,651           11,511          25,653
Shareholders' reports - printing and mailing expenses                                       13,886           28,466          12,795
Stock exchange listing fees                                                                  8,018           12,031           2,661
Investor relations expense                                                                   8,064           14,884           6,845
Portfolio insurance expense                                                                  6,655              501              --
Other expenses                                                                               6,106            9,931           3,285
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                                 602,043        1,120,826         524,396
  Custodian fee credit                                                                      (7,048)          (9,487)         (5,519)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                               594,995        1,111,339         518,877
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                    3,360,390        6,375,498       2,865,295
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions                                      (44,994)        (357,136)        187,337
Change in net unrealized appreciation (depreciation) of investments                      3,202,947        5,987,783       2,076,094
-----------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                                3,157,953        5,630,647       2,263,431
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                              $6,518,343      $12,006,145      $5,128,726
===================================================================================================================================


                                 See accompanying notes to financial statements.

Statement of
          CHANGES IN NET ASSETS (Unaudited)
                                    INSURED CALIFORNIA                  INSURED CALIFORNIA                    CALIFORNIA
                                   PREMIUM INCOME (NPC)                PREMIUM INCOME 2 (NCL)             PREMIUM INCOME (NCU)
                            ---------------------------------    --------------------------------- --------------------------------
                            SIX MONTHS ENDED       YEAR ENDED    SIX MONTHS ENDED       YEAR ENDED SIX MONTHS ENDED      YEAR ENDED
                                     2/28/01          8/31/00             2/28/01          8/31/00          2/28/01         8/31/00
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 3,360,390      $ 7,008,059         $ 6,375,498     $ 12,853,838      $ 2,865,295     $ 5,927,918
Net realized gain (loss) from
   investment transactions           (44,994)      (2,371,822)           (357,136)        (491,139)         187,337         156,785
Change in net unrealized
   appreciation (depreciation)
   of investments                  3,202,947        4,320,269           5,987,783        5,822,864        2,076,094         686,745
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                 6,518,343        8,956,506          12,006,145       18,185,563        5,128,726       6,771,448
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net
investment income:
   Common shareholders            (2,822,223)      (5,683,474)         (4,902,210)     (10,102,279)      (2,302,017)     (4,561,523)
   Preferred shareholders           (762,418)      (1,550,742)         (1,547,767)      (3,064,024)        (755,756)     (1,340,162)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders  (3,584,641)      (7,234,216)         (6,449,977)     (13,166,303)      (3,057,773)     (5,901,685)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
     issued to shareholders due to
     reinvestment of distributions        --           89,174              54,529          124,695           87,570         130,708
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets         2,933,702        1,811,464           5,610,697        5,143,955        2,158,523       1,000,471
Net assets at the
     beginning of period         141,902,539      140,091,075         272,976,753      267,832,798      119,877,679     118,877,208
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the
     end of period              $144,836,241     $141,902,539        $278,587,450     $272,976,753     $122,036,202    $119,877,679
===================================================================================================================================
Balance of undistributed net
     investment income
     at the end of period       $    275,616     $    499,867        $    351,015     $    425,494     $    193,067    $    385,545
===================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to
           FINANCIAL STATEMENTS (Unaudited)


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The California Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC), Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL) and Nuveen California Premium Income Municipal Fund
(NCU). Insured California Premium Income (NPC) and Insured California Premium Income 2 (NCL) are traded on the New York Stock Exchange while California Premium Income (NCU) is traded on the American Stock Exchange.

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.


SECURITIES VALUATION
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.


SECURITIES TRANSACTIONS
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 2001, Insured California Premium Income (NPC) and Insured California Premium Income 2 (NCL) each had outstanding delayed delivery and when-issued purchase commitments of $1,993,446. There were no such outstanding purchase commitments in California Premium Income (NCU).


INVESTMENT INCOME
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities.


INCOME TAXES
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds.


DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Notes to
        FINANCIAL STATEMENTS (Unaudited) (continued)



Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.


PREFERRED SHARES
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate may change every seven days, as set by the Auction Agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:


                                               INSURED      INSURED
                                            CALIFORNIA   CALIFORNIA   CALIFORNIA
                                               PREMIUM      PREMIUM      PREMIUM
                                                INCOME     INCOME 2       INCOME
                                                 (NPC)        (NCL)        (NCU)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                         --           --        1,720
   Series T                                      1,800        1,900           --
   Series Th                                        --        1,900           --
--------------------------------------------------------------------------------
Total                                            1,800        3,800        1,720
================================================================================


INSURANCE
Insured California Premium Income (NPC) and Insured California Premium Income 2
(NCL) invest in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Funds' shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

DERIVATIVE FINANCIAL INSTRUMENTS
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended February 28, 2001.


CUSTODIAN FEE CREDIT
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.


USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


AUDIT GUIDE
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant effect on the financial statements.



2. FUND SHARES
Transactions in Common shares were as follows:

                                                           INSURED CALIFORNIA           INSURED CALIFORNIA
                                                          PREMIUM INCOME (NPC)         PREMIUM INCOME 2 (NCL)
                                                     ----------------------------  -----------------------------
                                                     SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED   YEAR ENDED
                                                          2/28/01        8/31/00        2/28/01         8/31/00
----------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                                            --          6,092         3,745           13,473
----------------------------------------------------------------------------------------------------------------
                                                                                             CALIFORNIA
                                                                                         PREMIUM INCOME (NCU)
                                                                                   -----------------------------
                                                                                   SIX MONTHS ENDED   YEAR ENDED
                                                                                        2/28/01         8/31/00
----------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                                                                    6,489       10,118
----------------------------------------------------------------------------------------------------------------

3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid April 2, 2001, to shareholders of record on March 15, 2001, as follows:

                                              INSURED      INSURED
                                           CALIFORNIA   CALIFORNIA   CALIFORNIA
                                              PREMIUM      PREMIUM      PREMIUM
                                               INCOME     INCOME 2       INCOME
                                                 (NPC)        (NCL)        (NCU)
--------------------------------------------------------------------------------
Dividend per share                             $.0695       $.0645       $.0640
================================================================================

Notes to
        FINANCIAL STATEMENTS (Unaudited) (continued)



4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the six months ended February 28, 2001, were as follows:


                                              INSURED      INSURED
                                           CALIFORNIA   CALIFORNIA   CALIFORNIA
                                              PREMIUM      PREMIUM      PREMIUM
                                               INCOME     INCOME 2       INCOME
                                                 (NPC)        (NCL)        (NCU)
--------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities         $10,658,974  $25,710,780  $12,355,963
   Short-term municipal securities                --     1,300,000          --
Sales and maturities:
   Long-term municipal securities          10,689,043   25,957,585   11,728,134
   Short-term municipal securities                 --    1,300,000           --
================================================================================


At February 28, 2001, the identified cost of investments owned for federal income tax purposes were as follows:


                                              INSURED      INSURED
                                           CALIFORNIA   CALIFORNIA   CALIFORNIA
                                              PREMIUM      PREMIUM      PREMIUM
                                               INCOME     INCOME 2       INCOME
                                                 (NPC)        (NCL)        (NCU)
--------------------------------------------------------------------------------
                                         $132,176,031 $261,883,087 $116,779,899
================================================================================


At February 28, 2001, the Funds' last fiscal year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:


                                              INSURED      INSURED
                                           CALIFORNIA   CALIFORNIA   CALIFORNIA
                                              PREMIUM      PREMIUM      PREMIUM
                                               INCOME     INCOME 2       INCOME
                                                 (NPC)        (NCL)        (NCU)
--------------------------------------------------------------------------------
Expiration year:
   2003                                      $     --   $  323,810   $1,766,975
   2004                                            --    4,345,091    2,742,449
   2005                                       165,897    1,283,948    1,049,994
   2006                                            --           --           --
   2007                                            --           --           --
   2008                                       681,230           --           --
--------------------------------------------------------------------------------
Total                                        $847,127   $5,952,849   $5,559,418
================================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at February 28, 2001, were as follows:


                                              INSURED      INSURED
                                           CALIFORNIA   CALIFORNIA   CALIFORNIA
                                              PREMIUM      PREMIUM      PREMIUM
                                               INCOME     INCOME 2       INCOME
                                                 (NPC)        (NCL)        (NCU)
--------------------------------------------------------------------------------
Gross unrealized:
   appreciation                           $13,303,963  $17,174,076   $5,337,609
   depreciation                            (1,806,220)  (2,922,936)  (1,304,286)
--------------------------------------------------------------------------------
Net unrealized appreciation               $11,497,743  $14,251,140   $4,033,323
================================================================================


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                         MANAGEMENT FEE
-------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
================================================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates.

Notes to
        FINANCIAL STATEMENTS (Unaudited) (continued)



7. COMPOSITION OF NET ASSETS
At February 28, 2001, net assets consisted of:

                                                                        INSURED        INSURED
                                                                     CALIFORNIA     CALIFORNIA     CALIFORNIA
                                                                        PREMIUM        PREMIUM        PREMIUM
                                                                         INCOME       INCOME 2         INCOME
                                                                           (NPC)          (NCL)          (NCU)
-------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                            $ 45,000,000   $ 95,000,000   $ 43,000,000
Common shares, $.01 par value per share                                  64,258        126,312         57,701
Paid-in surplus                                                      88,890,745    175,168,968     80,124,192
Balance of undistributed net investment income                          275,616        351,015        193,067
Accumulated net realized gain (loss) from investment transactions    (2,582,713)    (8,510,237)    (5,372,081)
Net unrealized appreciation of investments                           13,188,335     16,451,392      4,033,323
-------------------------------------------------------------------------------------------------------------
Net assets                                                         $144,836,241   $278,587,450   $122,036,202
-------------------------------------------------------------------------------------------------------------
Authorized shares:
   Common                                                           200,000,000    200,000,000      Unlimited
   Preferred                                                          1,000,000      1,000,000      Unlimited
=============================================================================================================

Financial
           HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                           INVESTMENT OPERATIONS                             LESS DISTRIBUTIONS
                                 ------------------------------------   -----------------------------------------------------------
                                                                               NET          NET
                                                     NET                INVESTMENT   INVESTMENT    CAPITAL     CAPITAL
                                               REALIZED/                 INCOME TO    INCOME TO   GAINS TO    GAINS TO
                       BEGINNING        NET   UNREALIZED                    COMMON    PREFERRED     COMMON   PREFERRED
                       NET ASSET INVESTMENT   INVESTMENT                    SHARE-       SHARE-     SHARE-      SHARE-
                           VALUE     INCOME   GAIN (LOSS)       TOTAL      HOLDERS     HOLDERS+    HOLDERS    HOLDERS+        TOTAL
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
YEAR ENDED 8/31:
2001(a)                   $15.08     $ .52        $  .50        $1.02        $(.44)       $(.12)       $--         $--       $ (.56)
2000                       14.81      1.09           .30         1.39         (.88)        (.24)        --          --        (1.12)
1999                       16.31      1.09         (1.56)        (.47)        (.83)        (.20)        --          --        (1.03)
1998                       15.39      1.03           .92         1.95         (.81)        (.22)        --          --        (1.03)
1997                       14.46      1.04           .93         1.97         (.81)        (.23)        --          --        (1.04)
1996                       14.41      1.05           .02         1.07         (.79)        (.23)        --          --        (1.02)

INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
YEAR ENDED 8/31:
2001(a)                    14.09       .50           .45          .95         (.39)        (.12)        --          --         (.51)
2000                       13.70      1.02           .41         1.43         (.80)        (.24)        --          --        (1.04)
1999                       14.82      1.01         (1.14)        (.13)        (.78)        (.21)        --          --         (.99)
1998                       14.06       .98           .77         1.75         (.75)        (.24)        --          --         (.99)
1997                       13.27       .99           .77         1.76         (.74)        (.23)        --          --         (.97)
1996                       13.01      1.00           .24         1.24         (.74)        (.24)        --          --         (.98)

CALIFORNIA PREMIUM
INCOME (NCU)
YEAR ENDED 8/31:
2001(a)                    13.34       .50           .39          .89         (.40)        (.13)        --          --         (.53)
2000                       13.19      1.03           .14         1.17         (.79)        (.23)        --          --        (1.02)
1999                       14.30      1.00         (1.13)        (.13)        (.77)        (.21)        --          --         (.98)
1998                       13.60       .98           .70         1.68         (.74)        (.24)        --          --         (.98)
1997                       12.70       .99           .89         1.88         (.74)        (.24)        --          --         (.98)
1996                       12.43       .98           .27         1.25         (.74)        (.24)        --          --         (.98)

                                                                  TOTAL RETURNS
                                                               -------------------
                                                                             BASED
                                       ENDING                   BASED           ON
                                          NET      ENDING          ON          NET
                                        ASSET      MARKET      MARKET        ASSET
                                        VALUE       VALUE       VALUE**      VALUE**
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
YEAR ENDED 8/31:
2001(a)                                $15.54    $15.0700        6.62%        6.03%
2000                                    15.08     14.5625         .84         8.34
1999                                    14.81     15.3750        1.62        (4.35)
1998                                    16.31     15.9375       15.85        11.51
1997                                    15.39     14.5000       10.69        12.30
1996                                    14.46     13.8750       15.39         5.83

INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
YEAR ENDED 8/31:
2001(a)                                 14.53     14.3000        5.05         5.96
2000                                    14.09     14.0000        3.58         9.21
1999                                    13.70     14.3750        2.27        (2.50)
1998                                    14.82     14.8125       15.70        10.95
1997                                    14.06     13.5000       14.36        11.82
1996                                    13.27     12.5000       15.36         7.76

CALIFORNIA PREMIUM INCOME (NCU)
YEAR ENDED 8/31:
2001(a)                                 13.70     14.0000        8.35         5.77%
2000                                    13.34     13.3125        5.93         7.63
1999                                    13.19     13.3750         .81        (2.57)
1998                                    14.30     14.0000       12.54        10.83
1997                                    13.60     13.1250       17.16        13.20
1996                                    12.70     11.8750       17.51         8.15


                                               RATIOS/SUPPLEMENTAL DATA
                         -------------------------------------------------------------------
                                                           BEFORE CREDIT
                                   -------------------------------------------------------
                                                 RATIO OF NET                 RATIO OF NET
                                       RATIO OF    INVESTMENT      RATIO OF     INVESTMENT
                                       EXPENSES     INCOME TO      EXPENSES      INCOME TO
                                     TO AVERAGE    AVERAGE TO       AVERAGE        AVERAGE
                            ENDING   NET ASSETS    NET ASSETS         TOTAL          TOTAL
                               NET   APPLICABLE    APPLICABLE    NET ASSETS     NET ASSETS
                            ASSETS    TO COMMON     TO COMMON     INCLUDING      INCLUDING
                              (000)      SHARES++      SHARES++   PREFERRED++    PREFERRED++
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
YEAR ENDED 8/31:
2001(a)                   $144,836         1.23%*        6.88%*         .85%*         4.72%*
2000                       141,903         1.25          7.65           .84           5.13
1999                       140,091         1.22          6.81           .85           4.74
1998                       149,478         1.22          6.49           .85           4.50
1997                       143,571         1.25          6.96           .85           4.74
1996                       137,610         1.26          7.08           .85           4.81

INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
YEAR ENDED 8/31:
2001(a)                    278,587         1.25*         7.13*          .82*          4.67*
2000                       272,977         1.28          7.65           .81           4.88
1999                       267,833         1.24          6.86           .82           4.53
1998                       281,399         1.25          6.79           .82           4.46
1997                       271,883         1.28          7.24           .83           4.67
1996                       261,851         1.29          7.39           .83           4.73

CALIFORNIA PREMIUM
INCOME (NCU)
YEAR ENDED 8/31:
2001(a)                    122,036         1.36*         7.42*          .88*          4.78*
2000                       119,878         1.38          8.09           .87           5.10
1999                       118,877         1.30          7.08           .85           4.62
1998                       125,066         1.32          7.02           .86           4.57
1997                       120,995         1.34          7.47           .86           4.76
1996                       115,869         1.39          7.63           .88           4.83



                                                   RATIOS/SUPPLEMENTAL DATA
                         ----------------------------------------------------------------------
                                            AFTER CREDIT***
                         -------------------------------------------------------
                                       RATIO OF NET                RATIO OF NET
                            RATIO OF     INVESTMENT     RATIO OF     INVESTMENT
                            EXPENSES      INCOME TO     EXPENSES      INCOME TO
                          TO AVERAGE        AVERAGE   TO AVERAGE        AVERAGE
                          NET ASSETS     NET ASSETS        TOTAL          TOTAL
                          APPLICABLE     APPLICABLE   NET ASSETS     NET ASSETS       PORTFOLIO
                           TO COMMON      TO COMMON    INCLUDING      INCLUDING        TURNOVER
                              SHARES++       SHARES++  PREFERRED++    PREFERRED++          RATE
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
YEAR ENDED 8/31:
2001(a)                         1.22%*         6.89%*        .84%*         4.73%*             8%
2000                            1.24           7.66          .83           5.13              27
1999                            1.22           6.82          .85           4.74              50
1998                            1.22           6.49          .85           4.50               2
1997                            1.25           6.96          .85           4.74               9
1996                            1.26           7.08          .85           4.81               9
INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
YEAR ENDED 8/31:
2001(a)                         1.24*          7.14*         .81*          4.67*              9
2000                            1.26           7.66          .81           4.89              26
1999                            1.24           6.86          .82           4.53              35
1998                            1.25           6.79          .82           4.46              13
1997                            1.28           7.24          .83           4.67              24
1996                            1.29           7.39          .83           4.73              27

CALIFORNIA PREMIUM
INCOME (NCU)
YEAR ENDED 8/31:
2001(a)                         1.35*          7.44*         .87*          4.79*             10
2000                            1.36           8.10          .86           5.10              19
1999                            1.30           7.08          .85           4.63              36
1998                            1.32           7.02          .86           4.57              21
1997                            1.34           7.47          .86           4.76              44
1996                            1.39           7.63          .88           4.83              25



                                         MUNICIPAL AUCTION RATE CUMULATIVE
                                         PREFERRED STOCK AT END OF PERIOD
                                     -----------------------------------------
                                                     LIQUIDATION
                                        AGGREGATE            AND
                                           AMOUNT         MARKET         ASSET
                                      OUTSTANDING          VALUE      COVERAGE
                                             (000)     PER SHARE     PER SHARE
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
YEAR ENDED 8/31:
2001(a)                                   $45,000       $25,000      $80,465
2000                                       45,000        25,000       78,835
1999                                       45,000        25,000       77,828
1998                                       45,000        25,000       83,043
1997                                       45,000        25,000       79,762
1996                                       45,000        25,000       76,450

INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
YEAR ENDED 8/31:
2001(a)                                    95,000        25,000       73,312
2000                                       95,000        25,000       71,836
1999                                       95,000        25,000       70,482
1998                                       95,000        25,000       74,052
1997                                       95,000        25,000       71,548
1996                                       95,000        25,000       68,908

CALIFORNIA PREMIUM
INCOME (NCU)
YEAR ENDED 8/31:
2001(a)                                    43,000        25,000       70,951
2000                                       43,000        25,000       69,696
1999                                       43,000        25,000       69,115
1998                                       43,000        25,000       72,713
1997                                       43,000        25,000       70,346
1996                                       43,000        25,000       67,365

*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the six months ended February 28, 2001.


                                 See accompanying notes to financial statements.



Build Your Wealth
                  AUTOMATICALLY



SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
     INFORMATION


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
J. P. Morgan Chase & Co.
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL



Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 6-month period ended February 28, 2001. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
               FOR GENERATIONS

PHOTO OF: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.


With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.


To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



INVEST WELL.

LOOK AHEAD.

LEAVE YOUR MARK.(SM)

LOGO: NUVEEN Investments


Nuveen Investments o 333 West Wacker Drive                            FSA-2-2-01
Chicago, IL 60606 o www.nuveen.com